SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                     1-15274                       26-0037077
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
    of incorporation )                                       Identification No.)


6501 Legacy Drive
Plano, Texas                                                  75024-3698

(Address of principal executive offices)                      (Zip code)




Registrant's telephone number, including area code:  (972) 431-1000


===============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)  Departure  of  Directors  or  Principal   Officers;   Election  of
              Directors; Appointment of Principal Officers

     Ken C. Hicks has been promoted to the position of President and Chief Merchandising Officer of J. C. Penney Company, Inc. ("Company"), effective January 4, 2005.

     Mr. Hicks, age 52, joined JCPenney in 2002 as President and Chief Operating Officer of Stores and Merchandise Operations of J. C. Penney Corporation, Inc., the Company's wholly-owned operating subsidiary. In July 2004, he was elected as an officer of the parent Company to serve in that same capacity. Prior to joining JCPenney, he served as president of Payless Shoe Source, Inc. from 1999 to 2002. He has also held senior merchandising positions at the Home Shopping Network and May Department Stores.



Item 9.01(c)      Financial Statements and Exhibits

    Exhibit 99 News Release dated January 4, 2005 announcing the promotion of Ken C. Hicks to the position of President and Chief Merchandising Officer of
J. C. Penney Company, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                                By:  /s/ Jeffrey J. Vawrinek
                                                   ---------------------------
                                                   Jeffrey J. Vawrinek
                                                   Assistant Secretary




Date:  January 7, 2005